                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                                   FORM 8-KA


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  January 12, 1998



                  CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



            Colorado                       0-21821                93-0962072
--------------------------------          -----------         ------------------
   State or Other Jurisdiction            Commission             IRS Employer
Of Incorporation or Organization          File Number         Identification No.



               410 17th Street, Suite 400  Denver, Colorado 80202
              ---------------------------------------------------
              Address of Principal Executive Offices and Zip Code



       Registrant's telephone number, including area code (888) 313-8051
                                                         ----------------

Item 7.  Financial Statements and Exhibits

         (c)     Exhibit 10.41    Asset Purchase Agreement, dated as of
                                  December 1, 1997, between the Company and
                                  Capitol Metals Co., Inc. (Exhibits and
                                  Schedules omitted.)

                 Exhibit 10.42 First Amendment to Asset Purchase Agreement, dated as of January 8, 1998, among Binhad, Inc. (formerly known as Capitol Metals Co., Inc.), the Company and Angeles Acquisition Corp.

                 Exhibit 10.43 Assignment and Bill of Sale, dated January 9, 1998, from Binhad, Inc. (formerly known as Capitol Metals Co., Inc.) to Angeles Acquisition Corp.

                 Exhibit 10.44 Secured Promissory Note, dated January 12, 1998, in the principal amount of $1,200,000, from the Company and Angeles Acquisition Corp. to Binhad, Inc. (formerly known as Capitol Metals Co., Inc.).

                 Exhibit 10.45 Secured Promissory Note, dated January 12, 1998, in the principal amount of $300,000, from the Company and Angeles Acquisition Corp. to Binhad, Inc. (formerly known as Capitol Metals Co., Inc.)

                 Exhibit 10.46 Security Agreement, dated January 8, 1998, between Binhad, Inc. (formerly known as Capitol Metals Co., Inc.) and Angeles Acquisition Corp.

                 Exhibit 10.47 Registration Agreement, dated as of January 6, 1998, between Binhad, Inc. (formerly known as Capitol Metals Co., Inc.) and the Company.

                 Exhibit 10.48 Assignment and Assumption Agreement, dated as of January 8, 1998, among the Company, Binhad, Inc. (formerly known as Capitol Metals Co., Inc.) and Angeles Acquisition Corp.

                 Exhibit 10.49 Note Secured by Collateral Security Agreement, dated January 12, 1998, by and between the Company and Angeles Acquisition Corp., and Nat and Evelyn Handel, Trustees of the Nat and Evelyn Handel Family Trust.

                 Exhibit 10.50 Collateral Security Agreement, dated January 12, 1998, by and between Angeles Acquisition Corp. and Nat and Evelyn Handel, Trustees of the Nat and Evelyn Handel Family Trust.

                 Exhibit 10.51 Promissory Note, dated as of January 12, 1998, in the principal amount of $1,750,000 from the Company to Paul Bagley. [To be filed by Amendment]

                 Exhibit 10.52 Security Agreement, dated as of January 12, 1998, between the Company and Paul Bagley. [To be filed by Amendment]

                 Exhibit 20.1 Press Release issued by the Company on January 22, 1998.




                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.



                                By: /s/ Donald R. Jackson
                                   ------------------------------
                                    Donald R. Jackson
                                    Chief Financial Officer,
                                    Treasurer and Secretary


Date:      January 29, 1998

                                EXHIBIT INDEX

         (c)     Exhibit 10.41    Asset Purchase Agreement, dated as of
                                  December 1, 1997, between the Company and
                                  Capitol Metals Co., Inc. (Exhibits and
                                  Schedules omitted.)

                 Exhibit 10.42 First Amendment to Asset Purchase Agreement, dated as of January 8, 1998, among Binhad, Inc. (formerly known as Capitol Metals Co., Inc.), the Company and Angeles Acquisition Corp.

                 Exhibit 10.43 Assignment and Bill of Sale, dated January 9, 1998, from Binhad, Inc. (formerly known as Capitol Metals Co., Inc.) to Angeles Acquisition Corp.

                 Exhibit 10.44 Secured Promissory Note, dated January 12, 1998, in the principal amount of $1,200,000, from the Company and Angeles Acquisition Corp. to Binhad, Inc. (formerly known as Capitol Metals Co., Inc.).

                 Exhibit 10.45 Secured Promissory Note, dated January 12, 1998, in the principal amount of $300,000, from the Company and Angeles Acquisition Corp. to Binhad, Inc. (formerly known as Capitol Metals Co., Inc.)

                 Exhibit 10.46 Security Agreement, dated January 8, 1998, between Binhad, Inc. (formerly known as Capitol Metals Co., Inc.) and Angeles Acquisition Corp.

                 Exhibit 10.47 Registration Agreement, dated as of January 6, 1998, between Binhad, Inc. (formerly known as Capitol Metals Co., Inc.) and the Company.

                 Exhibit 10.48 Assignment and Assumption Agreement, dated as of January 8, 1998, among the Company, Binhad, Inc. (formerly known as Capitol Metals Co., Inc.) and Angeles Acquisition Corp.

                 Exhibit 10.49 Note Secured by Collateral Security Agreement, dated January 12, 1998, by and between the Company and Angeles Acquisition Corp., and Nat and Evelyn Handel, Trustees of the Nat and Evelyn Handel Family Trust.

                 Exhibit 10.50 Collateral Security Agreement, dated January 12, 1998, by and between Angeles Acquisition Corp. and Nat and Evelyn Handel, Trustees of the Nat and Evelyn Handel Family Trust.

                 Exhibit 10.51 Promissory Note, dated as of January 12, 1998, in the principal amount of $1,750,000 from the Company to Paul Bagley. [To be filed by Amendment]

                 Exhibit 10.52 Security Agreement, dated as of January 12, 1998, between the Company and Paul Bagley. [To be filed by Amendment]

                 Exhibit 20.1 Press Release issued by the Company on January 22, 1998.